THE UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 28, 2005

AMERICAN HOME MORTGAGE SECURITIES LLC (as depositor under a Series 2005-4A Indenture and Series 2005-4B Indenture, each dated as of September 30, 2005, providing for, inter alia, the issuance of Mortgage-Backed Notes Series 2005-4A and Mortgage-Backed Notes Series 2005-4B, respectively)

American Home Mortgage Securities LLC

(Exact name of registrant as specified in its charter)

DELAWARE	333-127036	20-0103914
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

520 Broadhollow Road Melville, New York		11747
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is (516) 396-7700.

Check the appropriate box below if the Form 8 K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a 12(b) under the Exchange Act (17 CFR 240.14a 12(b))

☐ Pre commencement communications pursuant to Rule 14d 2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐ Pre commencement communications pursuant to Rule 13e 4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 8.01.	Acquisition or Disposition of Assets.

For a description of the Notes and the Mortgage Pool, refer to the Indenture.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.
(a)	Not applicable
(b)	Not applicable
(c)	Exhibits:

25.1       Statement of Eligibility of U.S. Bank National Association on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN HOME MORTGAGE SECURITIES LLC

By:	/s/ Alan Horn
Name:	Alan Horn
Title:	Executive Vice President

Dated: September 28, 2005

EXHIBIT INDEX

Exhibit
Number	Description

25.1	Statement of Eligibility of U.S. Bank National Association on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee.